Exhibit 10.7(xiv)

TERMS AND CONDITIONS OF
2016 EQUITY AWARD
UNDER THE
NORTHERN TRUST CORPORATION 2012 STOCK PLAN

Exhibit 10.7(xiv)

1.	General.

(a)
Governing Documents. Each stock option, restricted stock unit, and performance stock unit award (the “Award”) granted in 2016 is subject to the provisions of the Northern Trust Corporation 2012 Stock Plan (the “Plan”), the applicable award notice (the “Award Notice”), and this Terms and Conditions document (the “Terms and Conditions”). The Award Notice and these Terms and Conditions constitute the “Stock Option Agreement” or the “Stock Unit Agreement,” as applicable, as defined in the Plan (each, an “Award Agreement”). If there is any conflict between the information in the Award Agreement and the Plan, the Plan will govern. Capitalized terms not defined in the Award Agreement shall have the meanings assigned to them in the Plan.

(b)	Definitions. As provided above, capitalized terms not defined in the Award Agreement shall have the meanings assigned to them in the Plan. For purposes of the Award Agreement:

(i)	“Actual Performance Level” shall refer to the average annual rate of return on equity attained during the Performance Period (or modified Performance Period, as applicable).

(ii)	“Acquirer Options” shall have the meaning described in Section 2(b)(vii)(A).

(iii)	“Acquirer Units” shall have the meaning described in Section 3(d)(i).

(iv)	“Award” shall have the meaning described in Section 1.

(v)	“Award Agreement” shall have the meaning described in Section 1.

(vi)	“Award Notice” shall have the meaning described in Section 1.

(vii)
    “Beneficiary” means the individual designated by the Participant in writing and delivered to the Corporation in such form and manner as the Committee shall require. If the Participant does not name a Beneficiary (or the Participant’s Beneficiary predeceases the Participant), the Participant’s award will pass to the following persons in the order indicated:

(A) the Participant’s spouse; if none, then,
(B) the Participant’s children (in equal amounts); if none, then,
(C) the Participant’s parents (in equal amounts); if none, then,
(D) the Participant’s brothers and sisters (in equal amounts); if none, then,
(E) the Participant’s estate.

(viii)
    “Cause” means: (A) a Participant’s conviction of or no contest plea with respect to bribery, extortion, embezzlement, fraud, grand larceny, or any felony involving abuse or misuse of the Participant’s position to seek or obtain an illegal or personal gain at the expense of the Corporation, or similar crime, or conspiracy to commit any such crimes or attempt to commit any such crimes; or (B) misconduct that causes material harm to the Corporation.

(ix)
    “Client” means any person or entity with which the Corporation, or any of its Subsidiaries, did business and with which the Participant had contact, or about which the Participant had access to Confidential Information, during the last twelve (12) months of his or her employment.

(x)	“Common Stock” means the common stock of the Corporation.

(xi)
    “Competitive Service or Product” means any service or product: (A) that is substantially similar to or competitive with any service or product that the Participant created or provided, or of which the Participant assisted in the creation or provision, during his or her employment by the Corporation or any of its Subsidiaries; or (B) about which the Participant had access to Confidential Information during his or her employment by the Corporation or any of its Subsidiaries.

Exhibit 10.7(xiv)

(xii)
    “Confidential Information” means any trade secrets or other significant proprietary information, including, but not limited to, any client information (for example, client lists, information about client accounts, borrowings, and current or proposed transactions), any internal analysis of clients, marketing strategies, financial reports or projections, business or other plans, data, procedures, methods, computer data or system program or design, devices, lists, tools, or compilation, which relate to the present or planned business of the Corporation or any of its Subsidiaries and which has not been made generally known to the public by authorized representatives of the Corporation.

(xiii)
    “Disability” and “Disabled” means a disability that continues for a period of six (6) months in accordance with The Northern Trust Company’s Managed Disability Program. For purposes of determining the date, if any, on which a Participant becomes vested under Sections 2(b)(iv), 3(c)(iii), 3(c)(iv) or 4(c)(ii) due to termination of employment on account of Disability, and for all other purposes under this Terms and Conditions document, the date of Disability and the date of termination of employment shall be deemed to be the last day of the six-month period described in the preceding sentence.

(xiv)	“Dividend Equivalents” shall have the meaning described in Section 5(b).

(xv)	“Expiration Date” shall have the meaning described in Section 2(b).

(xvi)	“Financial Downturn” shall have the meaning described in Section 6(a)(iii)(B)(III).

(xvii)
    “Good Cause” means: (A) a Participant’s conviction of any criminal violation involving dishonesty, fraud or breach of trust which involves the business of Northern Trust; (B) a Participant’s willful engagement in any misconduct in the performance of Participant’s duty that materially injures the Corporation; (C) a Participant’s performance of any act which, if known to the customers, clients, stockholders or regulators of Northern Trust, would materially and adversely impact the business of Northern Trust; (D) any act or omission by the Participant that causes a regulatory body with jurisdiction over Northern Trust to demand, request, or recommend that the Participant be suspended or terminated from any position in which the Participant serves with Northern Trust; or (E) a Participant’s willful and substantial nonperformance of assigned duties, provided that such nonperformance has continued more than ten days after Northern Trust has given written notice of such nonperformance and of its intention to terminate the Participant’s employment with Northern Trust because of such nonperformance. For purposes of clauses (B) and (E) of this definition, no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s act, or failure to act, was in the best interest of the Corporation. In the event of a dispute concerning the application of this provision, no claim by the Corporation that Good Cause exists shall be given effect unless the Corporation establishes to the Board of Directors of the Corporation by clear and convincing evidence that Good Cause exists.

(xviii)
    “Good Reason” shall exist if, without the Participant’s express written consent: (A) the Corporation (or an affiliate) shall materially diminish (I) the Participant’s authority, duties, or responsibilities; (II) the authority, duties, or responsibilities of the position or entity to which the Participant is required to report; or (III) the budget, if any, over which the Participant has authority, in each case described in (A)(I), (II) or (III) as compared to the Participant’s circumstances immediately prior to a Change in Control; (B) the Corporation (or an affiliate) shall materially diminish the Participant’s base compensation from that in effect as of the date of grant hereunder of the Stock Option or Stock Unit (or as of a Change in Control, if greater), including a diminution of the Participant’s salary or the material diminution in the aggregate value to the Participant of participation in cash or stock-based incentive or bonus plans, retirement plans, welfare benefit plans, or other benefit plans, programs or arrangements (as computed by an independent employee benefits consultant selected by the Corporation); (C) the Corporation (or an affiliate) shall materially change the geographic location at which the Participant must perform services from that in effect prior to a Change in Control (including by assigning to the Participant duties that would reasonably require such relocation or which would require the Participant to spend more than fifty normal working days away from the location in effect prior to a Change in Control); or (D) any other action or inaction by the Corporation (or an affiliate) that constitutes a material breach of the employment agreement, if any, under which the Participant provides services to the Corporation.

The Participant’s continued employment shall not constitute consent to, or a waiver of, rights with respect to, any act or failure to act constituting Good Reason hereunder, provided, however, that in order for Good Reason to exist hereunder, the Participant must provide notice to the Corporation of the existence of the condition described in clauses (A) through (D) above within 90 days of the initial existence of the

Exhibit 10.7(xiv)

condition (or, if later, within 90 days of the Participant’s becoming aware of such condition), and the Corporation must have failed to cure such condition within 30 days of the receipt of such notice.

(xix)	“Misconduct” shall have the meaning described in Section 6(a)(ii)(B).

(xx)	“Northern Trust” means the Corporation and its Subsidiaries, collectively.

(xxi)	“Option Schedule” shall have the meaning described in Section 2(b).

(xxii)	“Performance Period” has the meaning assigned to it in Section 4(b)(i).

(xxiii)	“Plan” shall have the meaning described in Section 1.

(xxiv)	“Pro Rata PSU Fraction” shall have the meaning described in Section 4(c)(iii).

(xxv)	“Pro Rata RSU Fraction” shall have the meaning described in Section 3(c)(v).

(xxvi)	“Pro Rata Post-Change in Control PSU” shall have the meaning described in Section 4(d)(i)(B).

(xxvii)	“Pro Rata Target Performance Level PSUs” shall have the meaning described in Section 4(d)(i)(A).

(xxviii)	“Pro Rated PSUs” shall have the meaning described in Section 4(c)(iii).

(xxix)	“Pro Rated RSUs” shall have the meaning described in Section 3(c)(v).

(xxx)
    “Prospective Client” means any person or entity to which the Corporation, or any of its Subsidiaries, provided, or from which the Corporation, or any of its Subsidiaries received, a proposal, bid, or written inquiry (general advertising or promotional materials and mass mailings excepted) and with which the Participant had contact, or about which the Participant had access to Confidential Information, during the last twelve (12) months of his or her employment.

(xxxi)	“PSU” shall have the meaning described in Section 4(a).

(xxxii)	“PSU Cash Account” shall have the meaning described in Section 5(b)(ii).

(xxxiii)	“PSU Dividend Amount” shall have the meaning described in Section 5(b)(ii).

(xxxiv)	“PSU Schedule” shall have the meaning described in Section 4(b)(i).

(xxxv)
    “Qualifying Termination” means a termination of employment with Northern Trust or its successor after the date of the Change in Control and, at any time before the second anniversary of such Change in Control, that is either involuntary on the part of the Participant and does not result from his or her death or Disability, and is not for Good Cause, or is voluntary and for Good Reason.

(xxxvi)	“Restatement” shall have the meaning described in Section 6(a)(ii)(A).

(xxxvii)
“Retire” and “Retirement” means the Participant’s termination of employment occurring on or after the date on which the Participant has combined whole years of age and Years of Service (measured as of the date of the Participant’s termination of employment with Northern Trust), the sum of which equals at least 65, with a minimum of 55 years of age.

(xxxviii)	“RSU” shall have the meaning described in Section 3(a).

(xxxix)	“RSU Schedule” shall have the meaning described in Section 3(b).

(xl)	“RSU Vesting Period” shall have the meaning described in Section 3(b).

Exhibit 10.7(xiv)

(xli)
    “Severance Eligible Termination” means termination of employment under circumstances that entitle the Participant to severance benefits under the Northern Trust Corporation Severance Plan (the “Severance Plan”), and the Participant has executed and returned on or prior to his or her termination of employment, and not revoked, a settlement agreement, waiver and release under the Severance Plan.

(xlii)	“Significant Risk Management Failure” shall have the meaning described in Section 6(a)(iii)(B)(II).

(xliii)
    “Significant Risk Outcome” refers to: (a) a financial loss stemming from risk-related credit, operational, fiduciary or market events with an impact exceeding $5 million; or (b) conduct resulting in a fine in excess of $1 million, official censure, or criminal conviction of the Participant or the Corporation or one of its Subsidiaries.

(xliv)
    “Solicit” and “Solicitation” (with respect to Clients or Prospective Clients) mean directly or indirectly, and without the Corporation’s written authorization, to invite, encourage, request, or induce (or to assist another to invite, encourage, request or induce) any Client or Prospective Client of the Corporation, or any of its Subsidiaries, to: (A) surrender, redeem or terminate a product, service or relationship with the Corporation, or any of its Subsidiaries; (B) obtain any Competitive Service or Product from the Participant or any third party; or (C) transfer a product, service or relationship from the Corporation, or any of its Subsidiaries, to the Participant or any third party.

(xlv)	“Stock Option Agreement” shall have the meaning described in Section 1.

(xlvi)	“Stock Unit Account” shall have the meaning described in Section 5(a).

(xlvii)	“Stock Unit Agreement” shall have the meaning described in Section 1.

(xlviii)	“Stock Units” shall have the meaning described in Section 5.

(xlix)	“Target Performance Level” shall refer to the attainment of an average annual rate of return on equity within the range set opposite 100% of PSUs vested in the PSU Schedule in Section 4(b)(i).

(l)	“Terms and Conditions” shall have the meaning described in Section 1.

(li)
    “Years of Service” means the period of time elapsed from the Participant’s date of hire through the Participant’s date of termination of employment with Northern Trust. If the Participant has terminated employment and been rehired, such Participant’s years of service shall be determined by aggregating periods of employment and taking into account whole years of service after such aggregation.

2.	Stock Options.

(a)
Grant. A Stock Option is the right, subject to the terms and conditions of the Plan and Stock Option Agreement, to purchase a share of Common Stock at an exercise price not less than 100 percent of the Fair Market Value thereof on the date of grant, pursuant to Section 6 of the Plan and the Stock Option Agreement.

(b)
Vesting and Exercise Limitations. Subject to all of the provisions of the Stock Option Agreement, the Participant shall become vested in such number of Stock Options, if any, as determined under the schedule below (the “Option Schedule”), unless otherwise specified in the Award Notice. The Stock Option is exercisable from and after the vesting date(s) set forth on the Option Schedule (or the Award Notice, if applicable) until and including the date that is the tenth (10th) anniversary of the date the Stock Option was granted (the “Expiration Date”), except as provided in subsections 2(b)(i) through 2(b)(vii).

Exhibit 10.7(xiv)

Vesting Date	Percentage of Stock Options Vested
First anniversary of the grant date as defined in the Award Notice	25%
Second anniversary of the grant date as defined in the Award Notice	25%
Third anniversary of the grant date as defined in the Award Notice	25%
Fourth anniversary of the grant date as defined in the Award Notice	25%

(i)
Death. If the Participant dies while employed by the Corporation or its Subsidiaries, the Participant’s Stock Option (whether vested or unvested) will become vested and exercisable as of the date of the Participant’s death and may be exercised by the Participant’s Beneficiary at any time until and including the date that is the earlier of: (A) the fifth (5th) anniversary of the date of the Participant’s death; and (B) the Expiration Date.

(ii)
Retirement. If the Participant’s termination of employment with Northern Trust is on or after the date the Participant satisfies the conditions for Retirement and other than for Cause, the Participant’s Stock Option continues to vest in accordance with its terms, and, once vested, may be exercised at any time until and including the date that is the earlier of: (A) the fifth (5th) anniversary of the effective date of the Participant’s Retirement; and (B) the Expiration Date.

(iii)
Special Circumstances. If: (A) on the date of grant, the Participant is a Management Group member; and (B) on the date of the Participant’s termination of employment with Northern Trust, the Participant is age 55 or older and has a minimum of 5 Years of Service and the termination is not for Cause, then the Participant’s Stock Option will continue to vest in accordance with its terms, and, once vested, may be exercised at any time until and including the date that is the earlier of: (X) the fifth (5th) anniversary of the date of the Participant’s termination of employment with Northern Trust; and (Y) the Expiration Date.

(iv)
Disability. The Participant’s Stock Option (whether vested or unvested) will become vested and exercisable upon the date the Participant’s employment with Northern Trust is deemed terminated on account of Disability, and may be exercised at any time until and including the date that is the earlier of: (A) the fifth (5th) anniversary of the date the Participant is deemed Disabled; and (B) the Expiration Date.

(v)
Severance. If the Participant’s employment with Northern Trust is terminated in a Severance Eligible Termination, the Participant’s Stock Option (whether vested or unvested) will become vested and exercisable as of the date of the Participant’s termination of employment with Northern Trust and may be exercised at any time until and including the date that is the earlier of: (A) one-hundred and eighty (180) days following the date of the Participant’s termination of employment with Northern Trust; and (B) the Expiration Date. If the Participant is eligible for Retirement when his or her employment with Northern Trust is terminated in a Severance Eligible Termination, the Participant’s Stock Option (whether vested or unvested) will become vested and exercisable as of the date of the Participant’s termination of employment with Northern Trust and may be exercised at any time until and including the date that is the earlier of: (X) the fifth (5th) anniversary of the effective date of the Participant’s termination of employment with Northern Trust; and (Y) the Expiration Date.

(vi)
Other Termination of Employment. Except as set forth below, if: (A) the Participant’s employment with Northern Trust is terminated for any reason other than death, Retirement or a Severance Eligible Termination; (B) the Participant’s employment with Northern Trust is not deemed terminated on account of Disability; (C) the Participant was not both a Management Group member on the date of grant and age 55 with 5 Years of Service on his or her date of termination of employment with Northern Trust; and (D) the Participant’s employment with Northern Trust is not terminated in a Qualifying Termination or terminated for Cause, then the Participant’s Stock Option, if and to the extent vested as of the date of such Participant’s termination of employment, may be exercised at any time until and including the date that is the earlier of: (X) the three (3)-

Exhibit 10.7(xiv)

month anniversary of the date of the Participant’s termination of employment with Northern Trust; and (Y) the Expiration Date. The Participant’s Stock Option, if and to the extent unvested as of the date of such Participant’s termination of employment, will expire as of the date of the Participant’s termination of employment with Northern Trust. A termination of employment with Northern Trust shall not be deemed to occur by reason of the Participant’s transfer between the Corporation and a Subsidiary of the Corporation or between two Subsidiaries of the Corporation. If the Participant meets the criteria of each of clauses (A), (B), (C) and (D), above, the post-termination exercise provision of this section shall apply to the Participant even if he or she becomes a consultant to the Corporation or a Subsidiary of the Corporation upon termination of the Participant’s employment from Northern Trust. If the Participant’s employment with Northern Trust is terminated by the Corporation or a Subsidiary for Cause, the Participant’s Stock Options (whether vested or unvested) shall immediately be cancelled upon such date of termination without any consideration therefor.

(vii)	Vesting Upon a Change in Control.

(A)
    In the event of a Change in Control, the Participant’s then-outstanding Stock Options (i.e., those that have not previously expired or been forfeited or cancelled) shall be converted into options to purchase shares of the acquirer’s common stock (“Acquirer Options”), and, on the date of the Change in Control, (I) shall equal (II), where

(I)	equals the excess of the aggregate fair market value of the shares subject to the Participant’s Acquirer Options over the aggregate exercise price of the Participant’s Acquirer Options, and

(II)
equals the excess of the aggregate fair market value of the shares of Common Stock subject to the Participant’s then-outstanding Stock Options granted over the aggregate exercise price of such Stock Options.

In addition, the conversion shall meet all of the requirements of Treasury Regulation Section 1.409A-1(b)(5)(v)(D), and, if the Stock Option is an incentive stock option, shall meet all of the requirements of Treasury Regulation Section 1.424-1(a)(5). The Acquirer Options shall continue to vest and be exercisable, or shall expire and be forfeited, in accordance with the provisions of these Terms and Conditions that would apply to the Participant’s Stock Options in the absence of a Change in Control; provided, however, that if the Participant incurs a Qualifying Termination, the Participant’s Acquirer Options (whether vested or unvested) shall become vested and exercisable upon the date of such Qualifying Termination and may be exercised at any time until and including the Expiration Date.

(B)
    Notwithstanding the foregoing, if for any reason the acquirer does not agree to the provisions of Section 2(b)(vii)(A), all of the Participant’s then-outstanding Stock Options shall be vested and cancelled, and in exchange therefor, upon the date of the Change in Control, the Participant shall be entitled to receive in cash a payment equal to the difference between (I) and (II), where:

(I)
equals the fair market value of the merger consideration to be paid by the acquirer for each share of Common Stock upon the date of the Change in Control multiplied by the number of shares of Common Stock subject to the Participant’s then-outstanding Stock Options; and

(II)	equals the aggregate exercise price of the shares of Common Stock subject to the Participant’s then-outstanding Stock Options.
If, pursuant to the terms of the documents governing the Change in Control, subsequent to the date of the Change in Control additional consideration is payable to the stockholders of the Corporation, the Participant shall be entitled to such additional consideration on the same terms and conditions as the other stockholders, based on the number of shares of Common Stock subject to the Participant’s then-outstanding Stock Options on the date of the Change in Control; provided that if on the date of the Change in Control the aggregate exercise price of the shares subject to a Stock Option exceeds the fair market value of the merger consideration to be paid by the acquirer for each share of Common Stock upon the date of the Change in Control multiplied by the number of shares subject to such Stock Option, then the preceding clause shall apply only to the extent that the sum of (X) and (Y) exceeds the aggregate exercise price of the shares subject to such Stock Option, where:

(X)	equals the amount payable subsequent to the Change in Control with respect to the shares subject to such Stock Option; and

Exhibit 10.7(xiv)

(Y)
equals the fair market value of the merger consideration to be paid by the acquirer for each share of Common Stock upon the date of the Change in Control multiplied by the number of shares subject to such Stock Option.

(c)	Restricted Stock Units.

(d)
    Grant. A Restricted Stock Unit (“RSU”) is the right, subject to the terms and conditions of the Plan and the Stock Unit Agreement, to receive a distribution of a share of Common Stock pursuant to Section 3(e) of these Terms and Conditions.

(e)
    Vesting. Subject to all of the provisions of the Stock Unit Agreement, the Participant shall become vested in such number of RSUs, if any, as determined under the schedule below (the “RSU Schedule”), unless otherwise specified in the Award Notice. If the Participant’s employment with Northern Trust is terminated for any reason prior to the end of the period ending on the latest vesting date set forth in the RSU Schedule (or the Award Notice, if applicable) (“RSU Vesting Period”), the RSUs in the Participant’s Stock Unit Account that have not yet vested and do not become vested upon the Participant’s termination of employment with Northern Trust under Section 3(c) or Section 3(d), shall be forfeited and revert to the Corporation on such termination date. Upon the forfeiture of any RSUs, the Corporation shall have no further obligation to the Participant with respect to such RSUs, including the obligation to pay Dividend Equivalents thereon.

Vesting Date	Percentage of RSUs Vested
First anniversary of the grant date as defined in the Award Notice	0%
Second anniversary of the grant date as defined in the Award Notice	0%
Third anniversary of the grant date as defined in the Award Notice	50%
Fourth anniversary of the grant date as defined in the Award Notice	50%

(f)	Accelerated or Prorated Vesting.

(i)
The Participant shall automatically forfeit all rights to any RSUs in the Participant’s Stock Unit Account as of the date of the Participant’s termination of employment with Northern Trust, subject to the following:

(ii)
If the Participant’s termination of employment with Northern Trust occurs prior to the end of the RSU Vesting Period and is on account of death, then, on such date of death, the Participant shall have credited and become vested in 100 percent of the Participant’s unvested RSUs.

(iii)
If: (A) the Participant is not a Management Group member on the date of grant of the RSUs; and (B) prior to the end of the RSU Vesting Period, the Participant’s employment with Northern Trust is deemed terminated on account of Disability; then, upon each remaining vesting date in the RSU Vesting Period set forth in the Award Notice, the Participant shall have credited and become vested in 100 percent of the number of unvested RSUs that would have become vested on such vesting date if the Participant’s employment with Northern Trust continued through such vesting date.

(iv)
If: (A) the Participant is a Management Group member on the date of grant of the RSUs; (B) prior to the end of the RSU Vesting Period, the Participant’s employment with Northern Trust is deemed terminated on account of Disability; and (C) the Participant does not engage in conduct or activity described in Section 6(a) of these

Exhibit 10.7(xiv)

Terms and Conditions during the RSU Vesting Period; then, upon each remaining vesting date in the RSU Vesting Period set forth in the Award Notice, the Participant shall have credited and become vested in 100 percent of the number of unvested RSUs that would have become vested on such vesting date if the Participant’s employment with Northern Trust continued through such vesting date.

(v)
If: (A) the Participant is not a Management Group member on the date of grant; (B) prior to the end of the RSU Vesting Period the Participant’s employment with Northern Trust is terminated; (C) the Participant’s termination of employment is on or after the date the Participant satisfies the conditions for Retirement and is other than for Cause; and (D) the Participant’s date of termination of employment with Northern Trust is before the one-year anniversary of the grant date (as defined in the Award Notice); then, subject to Section 3(c)(vii), upon each remaining vesting date in the RSU Vesting Period, the Participant shall have credited and become vested in a pro rated number of unvested RSUs (the “Pro Rated RSUs”), determined by multiplying the number of the Participant’s RSUs that would have become vested and distributable to the Participant on such vesting date if the Participant had participated in the Plan up through that vesting date, by a fraction (the “Pro Rata RSU Fraction”), the numerator of which shall be the number of full calendar months of the Participant’s actual participation in the Plan under these Terms and Conditions during the RSU Vesting Period and the denominator of which shall be the number of full calendar months in the RSU Vesting Period, in all cases as determined by the Committee or the Executive Vice President of Human Resources.

(vi)
If: (A) the Participant is not a Management Group member on the date of grant; (B) prior to the end of the RSU Vesting Period the Participant’s employment with Northern Trust is terminated; (C) the Participant’s termination of employment is on or after the date the Participant satisfies the conditions for Retirement and is other than for Cause; and (D) the Participant’s date of termination of employment with Northern Trust is on or after the one-year anniversary of the grant date (as defined in the Award Notice); then, subject to Section 3(c)(vii), upon each remaining vesting date in the RSU Vesting Period set forth in the Award Notice, the Participant shall have credited and become vested in 100 percent of the number of unvested RSUs that would have become vested on such vesting date if the Participant’s employment with Northern Trust continued through such vesting date.

(vii)
Notwithstanding the provisions of Sections 3(c)(v) or 3(c)(vi), if: (A) the Participant is not a Management Group member on the date of grant; and (B) prior to the end of the RSU Vesting Period, the Participant’s employment with Northern Trust is terminated under circumstances that qualify as a Severance Eligible Termination; then, on such date of termination of employment with Northern Trust, the Participant shall have credited and become vested in 100 percent of the Participant’s unvested RSUs.

(viii)
If: (A) the Participant is a Management Group member on the date of the grant of the RSUs; (B) prior to the end of the RSU Vesting Period, the Participant’s employment with Northern Trust is terminated after the Participant attains age 55 years or older and the termination is other than for Cause; (C) the Participant’s date of termination of employment with Northern Trust is before the one-year anniversary of the grant date (as defined in the Award Notice); and (D) the Participant does not engage in conduct or activity described in Section 6(a) of these Terms and Conditions during the RSU Vesting Period; then, subject to Section 3(c)(x), upon each remaining vesting date in the RSU Vesting Period, the Participant shall have credited and become vested in a pro rated number of unvested RSUs determined by multiplying the number of RSUs that would have become vested and distributable to the Participant on such vesting date if the Participant had participated in the Plan up through that vesting date, by the Pro Rata RSU Fraction, which shall be calculated in the same manner as described in Section 3(c)(v).

(ix)
If: (A) the Participant is a Management Group member on the date of the grant of the RSUs; (B) prior to the end of the RSU Vesting Period, the Participant’s employment with Northern Trust is terminated after the Participant attains age 55 years or older and the termination is other than for Cause; (C) the Participant’s date of termination of employment with Northern Trust is on or after the one-year anniversary of the grant date (as defined in the Award Notice); and (D) the Participant does not engage in conduct or activity described in Section 6(a) of these Terms and Conditions during the RSU Vesting Period; then, subject to Section 3(c)(x), upon each remaining vesting date in the RSU Vesting Period set forth in the Award Notice, the Participant shall have credited and become vested in 100 percent of the number of unvested RSUs that would have become vested on such vesting date if the Participant’s employment with Northern Trust continued through such vesting date.

(x)
Notwithstanding the provisions of Sections 3(c)(viii) and 3(c)(ix), if: (A) the Participant is a Management Group member on the date of the grant of the RSUs; (B) prior to the end of the RSU Vesting Period, the

Exhibit 10.7(xiv)

Participant’s employment with Northern Trust is terminated under circumstances that qualify as a Severance Eligible Termination; and (C) the Participant does not engage in conduct or activity described in Section 6(a) of these Terms and Conditions during the RSU Vesting Period; then, upon each remaining vesting date in the RSU Vesting Period set forth in the Award Notice, the Participant shall have credited and become vested in 100 percent of the number of unvested RSUs that would have become vested on such vesting date if the Participant’s employment with Northern Trust continued through such vesting date.

(xi)
For purposes of calculating the number of full calendar months in the denominator of the Pro Rata RSU Fraction, the RSU Vesting Period shall, consistent with Section 3(b), refer to the period commencing on the date of grant and ending on the latest vesting date set forth in these Terms and Conditions or the Award Notice, as applicable, without regard to any interim vesting dates, and without regard to whether the date of the distribution event falls on an interim vesting date.

(g)	Vesting Upon a Change in Control.

(i)
In the event of a Change in Control, the Participant’s unvested RSUs shall be converted to units with respect to common equity of the acquirer (“Acquirer Units”) with a fair market value equal to the Fair Market Value of the Common Stock subject to such RSUs on the date of the Change in Control, and shall continue to vest and be payable, or shall be forfeited, in accordance with the provisions of the Terms and Conditions that would apply in the absence of a Change in Control; provided, however, that if the Participant incurs a Qualifying Termination, the Participant shall be credited and become vested in 100 percent of the Participant’s unvested Acquirer Units upon the date of such Qualifying Termination, which shall be distributed in accordance with Section 3(e)(iv).

(ii)
Notwithstanding the foregoing, if for any reason the acquirer does not agree to the provisions of Section 3(d)(i), then: (A) if the Participant is employed by the Corporation or one of its Subsidiaries on the date of the Change in Control, the Participant shall have credited and become vested in, upon the date of the Change in Control, 100 percent of the Participant’s unvested RSUs; and (B) if the Participant previously terminated employment with Northern Trust under circumstances described in Section 3(c)(iii), 3(c)(iv), 3(c)(v), 3(c)(vi), 3(c)(viii), 3(c)(ix) or 3(c)(x) as applicable, the Participant shall have credited and become vested on the date of the Change in Control in the number of RSUs in which the Participant would otherwise have become vested had the Participant complied with the conditions of Section 3(c)(iii), 3(c)(iv), 3(c)(v), 3(c)(vi), 3(c)(viii), 3(c)(ix) or 3(c)(x), as applicable, through the end of the RSU Vesting Period.

(h)	Distribution.

(i)
RSUs that become vested upon a vesting date within the RSU Vesting Period pursuant to Section 3(b) or Section 3(c)(iii), 3(c)(iv), 3(c)(v), 3(c)(vi), 3(c)(viii), 3(c)(ix) or 3(c)(x), as applicable, shall be distributed on such vesting date, provided that such RSUs shall be treated as distributed on such vesting date if they are distributed no later than the last day of the calendar year in which such vesting date occurs, or, if later, by the 15th day of the third calendar month after such vesting date occurs, subject to and in accordance with the provisions of Treasury Regulation Section 1.409A-3(d), including without limitation the requirement that the Participant shall in no event have the right directly or indirectly to designate the taxable year of payment.

(ii)
RSUs that become vested prior to the expiration of the RSU Vesting Period upon a Participant’s termination of employment in the circumstances described in Section 3(c)(vii), (“distribution event”) (with the number of unvested RSUs that become vested on such distribution event determined in accordance with Section 3(c) of these Terms and Conditions), shall be distributed, as soon as practicable, but no later than 60 days, after such distribution event, subject to and in accordance with the provisions of Treasury Regulation Section 1.409A-3(b), including without limitation the requirement that the Participant shall in no event have the right directly or indirectly to designate the taxable year of payment.

(iii)
RSUs that become vested prior to the expiration of the RSU Vesting Period upon a Participant’s death pursuant to Section 3(c)(ii) (with the number of unvested RSUs that become vested on death determined in accordance with Section 3(c) of these Terms and Conditions), shall be distributed to the Participant’s Beneficiary as soon as practicable, but no later than 60 days, after the Participant’s death, subject to and in accordance with the provisions of Treasury Regulation Section 1.409A-3(b), including without limitation the requirement that the Beneficiary shall in no event have the right directly or indirectly to designate the taxable year of payment. Such

Exhibit 10.7(xiv)

distribution shall be made to such Beneficiary and in such proportions as the Participant may designate in writing.
In the event of the Participant’s termination of employment with Northern Trust on account of death after the expiration of the RSU Vesting Period but prior to full distribution of the RSUs pursuant to these Terms and Conditions, the Participant’s RSUs shall be distributed, within the period described in Section 3(e)(i), to the Participant’s Beneficiary.

(iv)
Acquirer Units that become vested upon a Qualifying Termination under Section 3(d)(i), shall be distributed, as soon as practicable, but no later than 60 days, after such Qualifying Termination, subject to and in accordance with the provisions of, Treasury Regulation Section 1.409A-3(b), including without limitation the requirement that the Participant shall in no event have the right directly or indirectly to designate the taxable year of payment.

(v)
In the event of a Change in Control, if the acquirer does not agree to the provisions of Section 3(d)(i), the Stock Unit Award shall be terminated upon such Change in Control and the Participant shall be entitled to a distribution of all RSUs which become vested pursuant to Section 3(d)(ii) and such distribution shall be made consistent with Treas. Reg. 1.409A-3(j)(4)(ix)(B), subject to satisfaction of the conditions thereof.

(vi)
RSUs shall be distributed only in shares of Common Stock so that, pursuant to Section 3(a) of these Terms and Conditions and this Section 3(e), a Participant shall be entitled to receive one share of Common Stock for each RSU in the Participant’s Stock Unit Account. Notwithstanding the foregoing, in the event of a Change in Control, Acquirer Units described in Section 3(d)(i) (or RSUs vested prior to the Change in Control under Section 3(c) that have not yet been distributed as of the Change in Control) shall be settled in common equity of the acquirer, and RSUs that become vested in accordance with Section 3(d)(ii) (or RSUs vested prior to the Change in Control under Section 3(c) that have not yet been distributed as of the Change in Control) shall be settled in cash.

3.	Performance Stock Units.

(a)
Grant. A Performance Stock Unit (“PSU”) is the right, subject to the terms and conditions of the Plan and the Stock Unit Agreement, to receive a distribution of a share of Common Stock pursuant to Section 4(e) of these Terms and Conditions. An award of PSUs is intended to qualify as “performance based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. No grants of PSUs with respect to a Performance Period shall be made following the 90th day of the Performance Period.

(b)
Vesting. Subject to all of the provisions of the Stock Unit Agreement, upon the last day of the Performance Period, the Participant shall become vested in such number of PSUs, if any, as determined under the schedule below, based on the average annual rate of return on equity attained by the Corporation for the Performance Period, but only if the Participant remains continuously employed by the Corporation or one of its Subsidiaries through the last day of the Performance Period; any PSUs that do not become vested in accordance with this Paragraph 4(b) shall be forfeited and revert to the Corporation. The Committee, in its sole and absolute discretion, shall determine the average annual rate of return on equity attained by the Corporation for the Performance Period and certify the percentage of PSUs vested. If the Participant’s employment with Northern Trust is terminated for any reason prior to the end of the Performance Period then, subject to Sections 4(c) and 4(d), the PSUs in the Participant’s Stock Unit Account that have not yet vested shall be forfeited and revert to the Corporation on such employment termination date. Upon the forfeiture of any PSUs, the Corporation shall have no further obligation to the Participant with respect to such PSUs, including the obligation to pay Dividend Equivalents thereon.

(i)
Subject to all of the provisions of these Terms and Conditions, upon the last day of the three-year performance period beginning on January 1, 2016 and ending on December 31, 2018 (the “Performance Period”) the PSUs under the Participant’s Stock Unit Agreement will vest in accordance with the following table (such table and the remaining provisions of this Section 4(b)(i) referred to as the “PSU Schedule”) based on the average annual rate of return on equity for the Performance Period attained by the Corporation:

Exhibit 10.7(xiv)

Average Annual Rate ofReturn on Equity	Percentage ofPSUs Vested
Less than 7.5%	0%
7.5%	50%
11.0%	100%
13.0%	115%
≥ 15.0%	125%

If the average annual rate of return on equity for the Performance Period is between 7.5% and 11.0%, 11.0% and 13.0%, or 13.0% and 15.0%, the final percentage of PSUs that become vested will be determined by straightline interpolation between the applicable percentage levels. The average annual rate of return on equity for the Performance Period attained by the Corporation is the return on average common equity, based on the Corporation’s net income, and shall be determined by the Committee in its sole and absolute discretion in accordance with generally accepted accounting principles (subject to the adjustments set forth below).
For purposes of this Section 4(b)(i), the average annual rate of return on equity shall be calculated as the simple average annual rate of return on equity for the three-year Performance Period referenced above, measured across the Corporation as a whole (or in the case of a Participant to which Section 4(d)(i) or 4(d)(ii) of these Terms and Conditions applies, for the modified Performance Period described in Section 4(d)(i)(A) or 4(d)(ii), as applicable, treating any fractional year as a full year).
Notwithstanding anything herein to the contrary, for purposes of determining the average annual rate of return on equity for the Performance Period, if any of the following items, alone or in combination with any of the others, would produce a change to net income in excess of $100 million, net income will be determined by excluding such items:

(A)
the gains or losses resulting from, and the expenses incurred in connection with, the acquisition or disposition of a business, a merger, or a similar transaction, and integration in connection therewith;

(B)	the impact of securities issuances in connection with events described in item (A), above, and expenses incurred in connection therewith;

(C)
any gain, loss, income or expense resulting from changes in accounting principles, tax laws, or other laws or provisions affecting reported results, that become effective during the Performance Period;

(D)	any gain or loss resulting from, and expenses incurred in connection with, any litigation or regulatory investigations;

(E)	any charges and expenses incurred in connection with restructuring activity, including but not limited to, reductions in force;

(F)	the impact of discontinued operations;

(G)	asset write-downs;

(H)	the impact on goodwill; or

(I)	any other gain, loss, income or expense with respect to the Performance Period that is nonrecurring in nature.

Exhibit 10.7(xiv)

All amounts referenced in the foregoing list shall be determined in accordance with GAAP and shall be consistent with the Corporation’s financial disclosures.
In all events, and notwithstanding anything to the contrary herein, the Committee has the discretion to decrease any award.
The Committee’s determination of the average annual rate of return on equity for a Performance Period shall be final.

(c)	Accelerated and Prorated Vesting.

(i)
The Participant shall automatically forfeit all rights to any PSUs in the Participant’s Stock Unit Account as of the date of the Participant’s termination of employment with Northern Trust, subject to the following:

(ii)
If: (A) the Participant’s termination of employment with Northern Trust is on account of death or Disability and occurs prior to the end of the Performance Period; and (B) in the case of Disability, the Participant does not engage in conduct or activity described in Section 6(a) of these Terms and Conditions during the Performance Period; then, subject to Section 4(c)(vi) below, on the last day of the Performance Period, the Participant shall become vested in such number of PSUs, if any, as determined in accordance with the PSU Schedule, based on the average annual rate of return on equity attained by the Corporation (as determined by the Committee in its sole and absolute discretion) for the Performance Period, and any such PSUs that become vested shall be distributed in accordance with Section 4(e)(i) or 4(e)(ii), as applicable.

(iii)	If prior to the end of the Performance Period, the Participant’s employment with Northern Trust is terminated, and

(A)
either (I) the Participant’s termination of employment is on or after the date the Participant satisfies the conditions for Retirement and other than for Cause; or (II) the Participant is a member of the Management Group on the date of the grant of the PSUs, the termination is other than for Cause, and the Participant is 55 years or older on the date of such termination of employment; and

(B)	the Participant’s date of termination of employment with Northern Trust is before the one-year anniversary of the grant date (as defined in the Award Notice); and

(C)	the Participant does not engage in conduct or activity described in Section
6(a) of these Terms and Conditions during the Performance Period;

then, subject to Section 4(c)(vi), as of the date of the Participant’s termination of employment with Northern Trust, the Participant shall retain a pro-rated number of unvested PSUs (the “Pro Rated PSUs”) equal to: (X) the number of PSUs, if any, that would have become vested in the absence of a termination of employment during the Performance Period, assuming that the Corporation achieved the Target Performance Level; multiplied by (Y) a fraction (the “Pro Rata PSU Fraction”), the numerator of which shall be the number of full calendar months of the Participant’s actual participation in the Plan under these Terms and Conditions during the Performance Period and the denominator of which shall be the number of full calendar months in the Performance Period, in all cases as determined by the Committee or the Executive Vice President of Human Resources. All unvested PSUs of the Participant that are not Pro Rated PSUs as determined under this Section 4(c)(iii) shall be immediately forfeited upon the Participant’s termination of employment with Northern Trust and revert to the Corporation. Upon the forfeiture of any PSUs, the Corporation shall have no further obligation to the Participant with respect to such PSUs, including the obligation to pay Dividend Equivalents thereon. On the last day of the Performance Period, the Participant shall become vested in such number of Pro Rated PSUs, if any, as determined in accordance with the PSU Schedule, and any such Pro Rated PSUs that become vested shall be distributed in accordance with Section 4(e)(i).

(iv)	If prior to the end of the Performance Period, the Participant’s employment with Northern Trust is terminated, and

(A)
either (I) the Participant’s termination of employment is on or after the date the Participant satisfies the conditions for Retirement and other than for Cause; or (II) the Participant is a member of the Management Group on the date of the grant of the PSUs, the termination is other than for Cause, and the Participant is 55 years or older on the date of such termination of employment; and

Exhibit 10.7(xiv)

(B)	the Participant’s date of termination of employment with Northern Trust is on or after the one-year anniversary of the grant date (as defined in the Award Notice); and

(C)	the Participant does not engage in conduct or activity described in Section
6(a) of these Terms and Conditions during the Performance Period;

then, subject to Section 4(c)(vi), on the last day of the Performance Period, the Participant shall become vested in such number of PSUs, if any, as determined in accordance with the PSU Schedule, based on the average annual rate of return on equity attained by the Corporation (as determined by the Committee in its sole and absolute discretion) for the Performance Period, and any such PSUs that become vested shall be distributed in accordance with Section 4(e)(i).

(v)
Notwithstanding the provisions of Section 4(c)(iii) or 4(c)(iv), if: (A) prior to the end of the Performance Period, the Participant’s employment with Northern Trust is terminated under circumstances that qualify as a Severance Eligible Termination; and (B) the Participant does not engage in conduct or activity described in Section 6(a) of these Terms and Conditions during the Performance Period, then, subject to Section 4(c)(vi) below, on the last day of the Performance Period, the Participant shall become vested in such number of PSUs, if any, as determined in accordance with the PSU Schedule, based on the average annual rate of return on equity attained by the Corporation (as determined by the Committee in its sole and absolute discretion) for the Performance Period, and any such PSUs that become vested shall be distributed in accordance with Section 4(e)(i).

(vi)
Notwithstanding any provision of these Terms and Conditions, except as provided in Section 4(d), there shall be no vesting of any PSUs prior to the expiration of the Performance Period, and vesting shall only occur to the extent it is determined by the Committee that the Corporation has satisfied the performance criteria for the Performance Period in accordance with the PSU Schedule. If the Participant’s employment with Northern Trust is terminated for a reason described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv) or 4(c)(v), any PSUs or Pro Rated PSUs, as applicable, that do not become vested at the end of the Performance Period pursuant to Section 4(c)(ii), 4(c)(iii), 4(c)(iv) or 4(c)(v), as applicable, shall be immediately forfeited and revert to the Corporation. Upon the forfeiture of any PSUs, the Corporation shall have no further obligation to the Participant with respect to such PSUs, including the obligation to pay Dividend Equivalents thereon.

(d)	Vesting Upon a Change in Control.

(i)
In the event of a Change in Control, if the Participant has not incurred a termination of employment with Northern Trust on or prior to the date of such Change in Control, the following provisions shall apply.

(A)
The Participant shall be immediately vested in the number of the Participant’s unvested PSUs equal to: (I) the applicable percentage of the Participant’s PSUs that would have become vested in accordance with the PSU Schedule, applied as if the Performance Period ended on the last day of the month immediately preceding the Change in Control (such period referred to as the “modified Performance Period described in Section 4(d)(i)(A)”), based on the Actual Performance Level achieved during such modified Performance Period; multiplied by (II) the Participant’s Pro Rata Target Performance Level PSUs. The Participant’s “Pro Rata Target Performance Level PSUs” refers to the number of the Participant’s PSUs equal to: (X) the number of PSUs that would have become vested in the absence of a Change in Control, assuming the Corporation achieved the Target Performance Level; multiplied by (Y) a fraction, the numerator of which is the number of days from the first day of the Performance Period through the date of the Change in Control, and the denominator of which is the number of days in the Performance Period. The PSUs, if any, that become vested under this Section 4(d)(i)(A) shall be converted to Acquirer Units with a fair market value equal to the Fair Market Value of the Common Stock subject to such PSUs on the date of the Change in Control, and shall be distributed in accordance with Section 4(e)(iii). Any such Pro Rata Target Performance Level PSUs that do not become vested as of the date of the Change in Control pursuant to this Section 4(d)(i)(A) shall be immediately forfeited and revert to the Corporation. Upon the forfeiture of any PSUs, the Corporation shall have no further obligation to the Participant with respect to such PSUs, including the obligation to pay Dividend Equivalents thereon.

(B)	A number of the Participant’s PSUs equal to: (I) the number of PSUs that would have become vested in the absence of a Change in Control, assuming the Corporation achieved the Target Performance Level;

Exhibit 10.7(xiv)

multiplied by (II) a fraction, the numerator of which is the number of days from the date of the Change in Control through the last day of the Performance Period, and the denominator of which is the number of days in the Performance Period (such product referred to as the “Pro Rata Post-Change in Control PSUs”), shall be converted to Acquirer Units with a fair market value equal to the Fair Market Value of the Common Stock subject to such Pro Rata Post-Change in Control PSUs on the date of the Change in Control. The Acquirer Units described in this Section 4(d)(i)(B) shall not be subject to the performance vesting provisions of Section 4(b)(i), and shall become vested if and only if the Participant remains continuously employed through the end of the Performance Period, and the Participant shall forfeit such Acquirer Units upon any termination of employment with Northern Trust, the acquirer and all of their Subsidiaries, subject to the following:
(X) if the Participant’s termination of employment is a Qualifying Termination, the Participant shall have credited, and become vested in, 100 percent of such Acquirer Units upon the date of such Qualifying Termination, which shall be distributed in accordance with Section 4(e)(iii);
(Y) if the Participant incurs a termination of employment with Northern Trust, acquirer and all of their Subsidiaries in circumstances described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv) or 4(c)(v), on or after the Change in Control and prior to the end of the Performance Period, but such termination of employment is not a Qualifying Termination, the Participant shall have credited, and become vested in, on such date of termination, a pro-rated portion of such Acquirer Units, determined by multiplying: (a) such Acquirer Units; by (b) a fraction, the numerator of which is the number of days between the date of the Change in Control and the date of the Participant’s termination of employment, and the denominator of which is the number of days in the Performance Period after the date of the Change in Control, which shall be distributed in accordance with Section 4(e)(iii), subject to Section 4(e)(ii).
Any such Acquirer Units that do not become vested as of the date of the Participant’s termination of employment pursuant to clause (X) or (Y) of this Section 4(d)(i)(B), as applicable, shall be immediately forfeited and revert to the Corporation or the acquirer, as applicable. Upon the forfeiture of any Acquirer Units, the Corporation and the acquirer, as applicable, shall have no further obligation to the Participant with respect to such Acquirer Units, including the obligation to pay Dividend Equivalents thereon.

(ii)
If prior to a Change in Control, a Participant’s employment with Northern Trust is terminated in circumstances described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv) or 4(c)(v), upon the date of the Change in Control, the Participant will immediately vest in the number of PSUs, if any, that would have become vested in accordance with the PSU Schedule, applied as if the Performance Period ended on the last day of the month immediately preceding the Change in Control (such period referred to as the “modified Performance Period described in Section 4(d)(ii)”), based on the Corporation’s Actual Performance Level during such modified Performance Period. If prior to a Change in Control, a Participant incurs a termination of employment with Northern Trust in circumstances described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv) or 4(c)(v), upon the date of the Change in Control, the Participant will immediately vest in the number of unvested PSUs determined by multiplying: (A) the Pro Rated PSUs as determined under Section 4(c)(iii) (taking into account the full Performance Period for purposes of the applicable proration fraction); by (B) the applicable percentage of the Participant’s PSUs that would have become vested in accordance with the PSU Schedule, based on the Corporation’s Actual Performance Level during the modified Performance Period described in this Section 4(d)(ii). The PSUs, if any, that become vested under this Section 4(d)(ii) shall be converted to Acquirer Units with a fair market value equal to the Fair Market Value of the Common Stock subject to such vested PSUs on the date of the Change in Control, and shall be distributed in accordance with Section 4(e)(iii). Any such PSUs that do not become vested as of the date of the Change in Control pursuant to this Section 4(d)(ii) shall be immediately forfeited and revert to the Corporation. Upon the forfeiture of any PSUs, the Corporation shall have no further obligation to the Participant with respect to such PSUs, including the obligation to pay Dividend Equivalents thereon.

(iii)
Notwithstanding the foregoing, if for any reason the acquirer does not agree to the provisions of Sections 4(d)(i) and 4(d)(ii), then: (A) if the Participant is employed on the date of the Change in Control, the Participant shall have credited and become vested upon the date of the Change in Control in the number of PSUs in which the Participant would have become vested assuming that the Corporation achieved the Target Performance Level for the Performance Period; and (B) if the Participant terminated employment with Northern Trust prior to the date of the Change in Control, under circumstances described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv) or 4(c)(v), the Participant shall become vested upon the date of the Change in Control in a number of PSUs equal to the number of PSUs in which the Participant would have become vested under Section 4(c)(ii), 4(c)(iii), 4(c)(iv) or

Exhibit 10.7(xiv)

4(c)(v) assuming that the Corporation achieved Target Performance Level for the Performance Period and such Participant’s remaining unvested PSUs shall be forfeited.

(e)	Distribution.

(xii)
PSUs that become vested pursuant to Section 4(b), 4(c)(ii), 4(c)(iii), 4(c)(iv) or 4(c)(v) on the last day of the Performance Period, shall be distributed on such vesting date, provided that such PSUs shall be treated as distributed on such vesting date if they are distributed no later than the 15th day of the third calendar month after the calendar year in which the Performance Period ends.

(xiii)
In the event of the Participant’s death during the Performance Period or thereafter but prior to full distribution to the Participant pursuant to these Terms and Conditions, the Participant’s PSUs, if any, that become vested on the last day of the Performance Period pursuant to Section 4(c)(ii) shall be distributed to the Participant’s Beneficiary on such date in accordance with Section 4(e)(i), above, and such distribution shall be made to such Beneficiary and in such proportions as the Participant may designate in writing.

(xiv)
PSUs that become vested in accordance with Section 4(d)(i) or 4(d)(ii), shall be distributed upon the last day of the Performance Period, provided that if the Participant becomes vested on account of a Qualifying Termination pursuant to clause (X) of Section 4(d)(i)(B) such PSUs shall be distributed on such vesting date.

(xv)
In the event of a Change in Control, if the acquirer does not agree to the provisions of Section 4(d)(i) or 4(d)(ii), the Stock Unit Award shall be terminated upon such Change in Control, the Participant shall be entitled to a distribution of all PSUs which become vested pursuant to Section 4(d)(iii) and such distribution shall be made consistent with Treas. Reg. 1.409A-3(j)(4)(ix)(B), subject to satisfaction of the conditions thereof.

(xvi)
PSUs shall be distributed only in shares of Common Stock so that, pursuant to Section 4(a) of these Terms and Conditions and this Section 4(e), a Participant shall be entitled to receive one share of Common Stock for each PSU in the Participant’s Stock Unit Account. Notwithstanding the foregoing, in the event of a Change in Control, Acquirer Units described in Section 4(d)(i) or 4(d)(ii) shall be settled in common equity of the acquirer, and PSUs that become vested in accordance with Section 4(d)(iii) shall be settled in cash.

4.	Terms and Conditions Related Only to Awards of Stock Units. The following provisions shall apply to RSUs and PSUs (collectively referred to as “Stock Units”).

(a)	Stock Unit Account. The Corporation shall maintain an account (“Stock Unit Account”) in the name of the Participant which shall reflect the number of Stock Units awarded to the Participant.

(b)	Dividend Equivalents.

(vii)
Upon the payment of any dividend on Common Stock occurring during the period preceding the distribution of the Participant’s RSU Awards pursuant to Section 3(e) of these Terms and Conditions, the Corporation shall promptly (and in any event no later than the 15th day of the third month of the calendar year following the calendar year in which the dividend is declared) pay to the Participant an amount in cash equal in value to the dividends that the Participant would have received had the Participant been the actual owner of the number of shares of Common Stock represented by the RSUs in the Participant’s Stock Unit Account on that date (“Dividend Equivalents”).

(viii)
Upon the payment of any dividend on Common Stock during the period preceding the distribution of the Participant’s PSU Awards pursuant to Section 4(e) of these Terms and Conditions, the Corporation shall credit to a PSU Cash Account an amount (the “PSU Dividend Amount”) equal in value to the dividends that the Participant would have received had the Participant been the actual owner of the number of shares of Common Stock represented by the PSUs in the Participant’s Stock Unit Account on that date. The Participant’s PSU Cash Account shall be credited with interest on the PSU Dividend Amount, from the date that the dividend was paid through the date that the related PSU (or applicable portion thereof) becomes vested and is distributed, at a per-annum rate equal to the mid-term applicable federal rate for the month of February 2016, compounded annually. A Participant’s PSU Cash Account is subject to vesting as described in Sections 4(b) and 4(c), and the PSU Cash Account (or portion thereof) shall be distributed on the date that the PSUs to which the Account (or applicable portion thereof) is attributable become vested and are distributed. Notwithstanding the foregoing, the Participant shall never become vested in more than 1

Exhibit 10.7(xiv)

00 percent of the deferred dividends plus interest even if more than 100 percent of the underlying PSUs become vested at the end of the Performance Period.

(c)
    Forfeiture. The Stock Units granted to the Participant pursuant to the Stock Unit Agreement (and any PSU Cash Account) shall be forfeited and revert to the Corporation: (i) in accordance with Section 6(a), if the Participant engages in conduct or activity described in Section 6(a) of these Terms and Conditions; or (ii) in accordance with Section 3(b) or 4(b) (subject to Sections 3(c), 3(d), 4(c) and 4(d), as applicable) of these Terms and Conditions, if the Participant’s employment with Northern Trust is terminated (A) prior to the expiration of the RSU Vesting Period described in Section 3(b) in the case of an RSU Award, or (B) prior to the last day of the Performance Period, and in accordance with Sections 4(c) and 4(d) under certain conditions described therein in the case of a Performance Stock Unit Award.

(d)
    Delivery of Shares. The Corporation may delay the issuance or delivery of shares of Common Stock if the Corporation reasonably anticipates that such issuance or delivery will violate federal securities laws or other applicable law, provided that the issuance or delivery is made at the earliest date at which the Corporation reasonably anticipates that such issuance or delivery will not cause such violation.

(e)	Adjustment. The Stock Units provided herein are subject to adjustment in accordance with the provisions of Section 11 of the Plan.

(f)
Separation from Service. Notwithstanding anything herein to the contrary, the provisions of this Stock Unit Award, including without limitation Sections 3(e) and 4(e), shall be subject to the provisions of the Plan, including without limitation Section 14 of the Plan. Pursuant to and not by way of limitation of the preceding sentence, notwithstanding anything herein to the contrary, an Award that is subject to Code Section 409A shall not be distributable on account of Retirement, Disability or termination of employment unless the Participant incurs a “Separation from Service,” as defined in the Plan, and any distribution described herein shall be delayed as necessary to meet the requirements of Section 14(e) of the Plan.

5.	General Terms and Conditions Related to Awards of Stock Options, Restricted Stock Units or Performance Stock Units.

(a)	Forfeitures and Recoupments.

(ix)
Engaging in Restricted Activity Without Written Consent of the Corporation. Notwithstanding anything to the contrary in these Terms and Conditions, if the Participant, without the written consent of the Corporation:

(A)	at any time after the date of these Terms and Conditions, has divulged, directly or indirectly, or used, for the Participant’s own or another’s benefit, any Confidential Information; or

(B)
at any time after the date of these Terms and Conditions and through a period of twelve (12) months after the Participant ceases to be employed by Northern Trust for any reason, has Solicited, or assisted in the Solicitation of, any Client or Prospective Client (provided, however, that: (I) this Section 6(a)(i)(B) shall not apply to the Participant’s Solicitation of any Client or Prospective Client with whom he or she had a business relationship prior to the start of his or her employment with Northern Trust, provided no Confidential Information, directly or indirectly, is used in such Solicitation; and (II) if the Participant is a resident of California, this Section 6(a)(i)(B) shall not apply, and the following shall apply: at any time after the date of these Terms and Conditions and through a period of twelve (12) months after the Participant ceases to be employed by Northern Trust for any reason, except as authorized by the Corporation in the course of the Participant’s duties for the Corporation: (a) has used or referred to any Confidential Information in order to provide, or directly assist in the provision of, any Competitive Services or Products to any Client or Prospective Client; or (b) has used or directly referred to any Confidential Information in order to Solicit, or directly assist in the Solicitation of, any Client or Prospective Client); or

(C)
at any time after the date of these Terms and Conditions and through a period of twelve (12) months after the Participant ceases to be employed by Northern Trust for any reason, has solicited, encouraged, advised, induced or caused any employee of the Corporation or any of its Subsidiaries to terminate his or her employment with Northern Trust, or provided any assistance, encouragement, information, or suggestion to any person or entity regarding the solicitation or hiring of any employee of Northern Trust;

Exhibit 10.7(xiv)

then the Participant’s then-outstanding Stock Options or Stock Units (in either case, whether vested or unvested) shall be forfeited to the Corporation by notice from the Committee in writing to the Participant within a reasonable period of time after the Committee acquires knowledge of the Participant’s violation of this Section 6(a)(i). In the event that a Participant’s Stock Options or Stock Units are forfeited pursuant to the preceding sentence or the provisions of Section 6(a)(ii), below, the Corporation shall have no obligation to honor the exercise of any such Stock Options by the Participant (or the Participant’s Beneficiary) and shall not distribute any such Stock Units to the Participant (or the Participant’s Beneficiary) pursuant to Section 3(e) or 4(e), and the Corporation shall have no further obligations to the Participant with respect to such Stock Options or such Stock Units, including but not limited to the obligation pay any Dividend Equivalents with respect to such Stock Units.
In addition, in the event of any action by the Participant to which Section 6(a)(i) applies, the Corporation shall, to the extent the Committee determines it practicable and in the best interests of the Corporation, and as permitted by applicable law, rescind any exercise by the Participant or payment or delivery to the Participant with respect to any Stock Options or Stock Units occurring within twelve (12) months prior to, or at any time following, the date of the Participant’s termination of employment with Northern Trust for any reason (including but not limited to termination of employment due to Retirement or Disability, and recoup any “gain realized” in connection with such Stock Options or Stock Units as described in Section 6(a)(iv) below.

(x)
Misconduct and Restatement of Financials. Consistent with the Corporation’s strategies to discourage excessively risky behavior, and notwithstanding any other provision in these Terms and Conditions, in the event that:

(A)
the Corporation is required to restate its financial statements filed with the U.S. Securities and Exchange Commission on Form 10-Q or Form 10-K or re-file quarterly financial data with the U.S. Federal Reserve due to any reason other than changes in accounting policy or applicable law (a “Restatement”), and the Committee determines that such Restatement resulted, in whole or in material part, from the Participant: (I) intentionally engaging in conduct that resulted in a material weakness in internal control over financial reporting and was inconsistent with the standards of conduct of the business judgment rule, as defined below; or (II) personally and knowingly engaging in practices that materially contributed to circumstances that resulted in a material weakness in internal control over financial reporting and that were inconsistent with the standards of conduct of the business judgment rule; or

(B)
the Committee determines that the Participant has engaged in conduct that is grounds for termination for Cause and is inconsistent with the standards of conduct of the business judgment rule (“Misconduct”); or

(C)
a Significant Risk Outcome occurs that the Committee determines is the direct and proximate result of the Participant’s conduct that: (I) violated the Northern Trust Code of Business Conduct and Ethics, including any willful or reckless disregard of risk management policies, programs and procedures; and (II) was inconsistent with the standards of conduct of the business judgment rule; provided, however, that this Section 6(a)(ii)(C) applies only to grants of Restricted Stock Units and only if the Participant is a member of the Management Group or Operating Group on the date of the grant of such Restricted Stock Units;

then the Committee shall review: (X) in the case of a Restatement, all then-outstanding Stock Options or Stock Units (whether vested or unvested) of the Participant, and all Stock Options or Stock Units with respect to which there has been an exercise by the Participant or payment or delivery to the Participant within the 36-month period immediately preceding the date of the Restatement; (Y) in the case of Misconduct, all then-outstanding Stock Options or Stock Units (in each case, whether vested or unvested) of the Participant, and all Stock Options or Stock Units with respect to which there has been an exercise by the Participant or payment or delivery during the period after the date of the Misconduct; and (Z) in the case of a Significant Risk Outcome, then-outstanding RSUs (whether vested or unvested) and RSUs with respect to which there has been payment or delivery to the Participant, each of which were granted to the Participant in respect of performance in the year or years in which the Participant’s conduct described in Section 6(a)(ii)(C) occurred.
In the event of a Restatement described in Section 6(a)(ii)(A), the Committee shall declare the Participant’s then-outstanding, vested Stock Options or Stock Units that would not have become vested based on accurate financial data or restated results to be forfeited to the Corporation by notice in writing to the Participant within a reasonable period of time after the date of the Restatement, and the Corporation shall, to the extent the Committee determines it practicable and in the best interests of the Corporation, and as permitted by applicable law, rescind exercise by the Participant or any payment or delivery with respect to any Stock Options or Stock

Exhibit 10.7(xiv)

Units occurring within 36 months prior to the date of the Restatement that would not have become vested or been paid based on accurate financial data or restated results, and recoup any gain realized in connection with such Stock Options or Stock Units as described in Section 6(a)(iv), below. In the event of Misconduct described in Section 6(a)(ii)(B) (other than any actions or events included in Section 6(a)(i), 6(a)(ii)(A) or 6(a)(ii)(C)), the Committee shall declare the Participant’s then-outstanding Stock Options or Stock Units (whether vested or unvested) to be forfeited to the Corporation by notice in writing to the Participant within a reasonable period of time after the date of the discovery of the Misconduct, and the Corporation shall, to the extent the Committee determines it practicable and in the best interests of the Corporation and as permitted by applicable law, rescind any exercise by the Participant or payment or delivery with respect to any Stock Options or Stock Units occurring after the date such Misconduct occurred and recoup any gain realized in connection with such Stock Options or Stock Units as described in Section 6(a)(iv), below. In the event of a Significant Risk Outcome described in Section 6(a)(ii)(C), the Committee shall declare the Participant’s then-outstanding RSUs (whether vested or unvested) that were granted to the Participant in respect of performance in the year or years in which the Participant’s conduct described in Section 6(a)(ii)(C) occurred to be forfeited to the Corporation by notice in writing to the Participant within a reasonable period of time after the Committee’s determination, and the Corporation shall to the extent the Committee determines it practicable and in the best interests of the Corporation, and as permitted by applicable law, rescind any payment or delivery with respect to any RSUs granted to the Participant in respect of performance in the year or years in which the Participant’s conduct occurred and recoup any gain realized in connection with such RSUs as described in Section 6(a)(iv), below.
A Participant’s actions satisfy the “business judgment rule” if such actions were taken in good faith, in a manner that an ordinarily prudent person would act under similar circumstances, and in the interests of the Corporation. In interpreting and applying the preceding sentence, the Committee shall use as a guide the standards of conduct of the business judgment rule as construed by the Delaware courts in applying the Delaware General Corporation Law.

(xi)	If the Participant is characterized as US or UK Code Staff in the Participant’s Award Agreement on the date of grant, Section 6(a)(ii) shall not apply, and the following shall apply:

(A)
Restatement of Financials. Consistent with the Corporation’s risk-mitigation strategies for its compensation programs, and notwithstanding any other provision in these Terms and Conditions, in the event of a Restatement, as described in Section 6(a)(ii) above, and the Committee determines that such Restatement resulted, in whole or in material part, from the Participant: (I) intentionally engaging in conduct that resulted in a material weakness in internal control over financial reporting and was inconsistent with the standards of conduct of the business judgment rule, as defined in Section 6(a)(ii) above; or (II) personally and knowingly engaging in practices that materially contribute to circumstances that resulted in a material weakness in internal control over financial reporting and that were inconsistent with the standards of conduct of the business judgment rule; then the Committee shall review all then-outstanding Stock Options or Stock Units of the Participant (whether vested or unvested), and all Stock Options or Stock Units with respect to which there has been an exercise by the Participant or payment or delivery to the Participant within the 36-month period immediately preceding the date of the Restatement.

In the event of a Restatement described above, the Committee shall declare the Participant’s then-outstanding, vested Stock Options or Stock Units that would not have become vested based on accurate financial data or restated results to be forfeited to the Corporation by notice in writing to the Participant within a reasonable period of time after the date of the Restatement and the Corporation shall, to the extent the Committee determines practicable and in the best interests of the Corporation, as permitted by applicable law, rescind any exercise by the Participant or payment or delivery with respect to any Stock Options or Stock Units occurring within 36 months prior to the date of the Restatement that would not have become vested or been paid based on accurate financial data or restated results, and recoup any gain realized in connection with such Stock Options or Stock Units as described in Paragraph 6(a)(iv) below.

(B)
Misconduct, Risk Management Failure and Financial Downturn. Consistent with the Corporation’s risk-mitigation strategies for its compensation programs, and notwithstanding any other provision in these Terms and Conditions, in the event that the Committee determines that:

(I)
(x) there is reasonable evidence of misbehavior or material error on the part of the Participant (including without limitation if the Participant has engaged in conduct that is grounds for termination for Cause or is inconsistent with the standards of conduct of the business judgment rule); (y) the Participant participated in or was responsible for conduct which resulted in

Exhibit 10.7(xiv)

significant losses for the Corporation; or (z) the Participant failed to meet appropriate standards of fitness and propriety including as required by the UK Financial Conduct Authority and/or the UK Prudential Regulation Authority (each such circumstance being “Misconduct”);

(II)	the Corporation or the relevant business unit of the Corporation in relation to the Participant suffers a material failure of risk management (“Significant Risk Management Failure”); or

(III)	the Corporation or the relevant business unit of the Corporation in relation to the Participant suffers a material downturn in financial performance (“Financial Downturn”);
then:

(X)
the Committee shall review all then-outstanding Stock Options and Stock Units of the Participant (whether vested or unvested), and may determine that such number of those Stock Options and Stock Units as it considers to be appropriate (which may be all of them) shall be forfeited to the Corporation by notice from the Committee in writing to the Participant; and

(Y)
in the case of Misconduct or Significant Risk Management Failure, the Committee may, to the extent it determines appropriate (which may be all exercises by the Participant or payments or deliveries) and as permitted by applicable law, rescind any exercise by the Participant, payment or delivery with respect to any Stock Options or Stock Units pursuant to an Award made on or after January 1, 2016, provided that the Misconduct or Significant Risk Management Failure occurs within seven years of the date the Award is made, and recoup any gain realized in connection with such Stock Options or Stock Units as described in Paragraph 6(a)(iv) below.

In the case of a Significant Risk Management Failure, the Committee shall take into account the proximity of the Participant to the failure of risk management in question and the Participant’s level of responsibility in determining its course of action.

(xii)
Rescission and Recoupment. Upon the rescission, pursuant to the provisions of Section 6(a)(i), 6(a)(ii), or 6(a)(iii), of any exercise by the Participant or payment or delivery with respect to any Stock Options or Stock Units, the Corporation shall be entitled to recoup any “gains realized” in connection with such Stock Options or Stock Units, in such manner and on such terms and conditions as the Committee shall require. “Gains realized” shall include: (A) the amount of any cash (including Dividend Equivalents) distributed to the Participant with respect to; (B) any cash or shares of Common Stock (or proceeds attributable to the sale thereof ) paid or delivered in settlement of; and (C) any other amounts determined by the Committee to have been realized in connection with, such rescinded Stock Options or Stock Units. If the Participant fails to repay any such amounts to the Corporation within 60 days after receipt of written demand, the Corporation shall be entitled, subject to applicable law and the requirements of Internal Revenue Code Section 409A, to deduct from any amounts the Corporation owes the Participant from time to time the amount of all gains realized, or to sue for repayment of such amounts, or to pursue both remedies.

(b)	Withholding/Delivery of Shares.

(iv)
All distributions of Stock Units hereunder are subject to withholding by the Corporation for all applicable federal, state or local taxes. With respect to distributions in shares of Common Stock, subject to such rules and limitations as may be established by the Committee from time to time, such withholding obligations shall be satisfied through the withholding of shares of Common Stock to which the Participant is otherwise entitled under the Stock Unit Award; provided, however, that such shares may be used to satisfy not more than the Corporation’s minimum statutory withholding obligation (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such taxable income).

(v)
Delivery of shares of Common Stock upon exercise of the Participant’s Stock Option is subject to the withholding of all applicable federal, state, and local taxes. At the Participant’s election, subject to such rules and limitations as may be established by the Committee, such withholding obligations shall be satisfied: (A) by cash payment by the Participant; (B) through the surrender of shares of Common Stock which the Participant already owns that are acceptable to the Committee; or (C) through surrender of shares of Common Stock to which the Participant is otherwise entitled under the Plan; provided, however, that such shares under this clause (C) may be used to satisfy not more than the Corporation’s minimum statutory withholding obligation (based on

Exhibit 10.7(xiv)

minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such taxable income). Payment of federal income taxes may be accomplished through a combination of withholding of shares and delivery of previously acquired shares. The Corporation may delay the issuance or delivery of shares of Common Stock if the Corporation reasonably anticipates that such issuance or delivery will violate federal securities laws or other applicable law, provided that the issuance or delivery is made at the earliest date at which the Corporation reasonably anticipates that such issuance or delivery will not cause such violation. As a Stock Option holder, the Participant has no interest in the shares covered by the Stock Option until the shares are actually issued.

(c)
    Re-Employment. If, after the Participant’s termination of employment, the Participant is re-employed by the Corporation or one of its Subsidiaries, upon the Participant’s return he or she will be considered a new hire for purposes of the Plan. Stock Options that previously expired upon the Participant’s termination of employment remain expired and are not reinstated. Stock Units that were previously forfeited upon the Participant’s termination of employment remain forfeited and are not reinstated.

(d)
    Amendments. The Committee may amend the terms of the Award Agreement at any time, except that any amendment that adversely affects the Participant’s rights in any material way requires the Participant’s written consent. Notwithstanding anything in the Award Agreement to the contrary, including without limitation the preceding sentence, in the event that the Committee determines that the Participant’s Award, or the performance by the Corporation of any of its obligations under the Award Agreement, would violate any applicable law, the Participant’s Awards shall be forfeited to the Corporation and cancelled, and the Corporation shall have no obligation to honor the exercise of the Participant’s Stock Options by the Participant or the Participant’s Beneficiary and shall not distribute any such Stock Units to the Participant or the Participant’s Beneficiary, and the Corporation shall have no further obligations to the Participant or the Participant’s Beneficiary with respect to such Stock Options or such Stock Units, including but not limited to the obligation to pay any Dividend Equivalents with respect to such Stock Units. Notwithstanding anything in the Award Agreement to the contrary, the terms and conditions of the Participant’s Award may be amended by the Committee to comply with or reflect changes to applicable law, including regulations adopted by the SEC to implement the mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act with respect to the recoupment of erroneously awarded or paid compensation and NASDAQ listing standards adopted pursuant thereto.

(e)
    Administration. The Plan is administered by the Committee. The rights of the Participant hereunder are expressly subject to the terms and conditions of the Plan (including continued stockholder approval of the Plan, as needed), together with such guidelines as have been or may be adopted from time to time by the Committee. The Participant hereby acknowledges receipt of a copy of the Plan.

(f)
    No Right to Employment. Nothing in the Plan or the Award Agreement shall be construed as creating any right in the Participant to continued employment or as altering or amending the existing terms and conditions of employment of the Participant except as otherwise specifically provided in the Award Agreement.

(g)
    Nontransferability. No interest of the Participant under the Award Agreement is transferable except as provided therein. In the case of a Stock Option Award, the Participant’s Stock Option (whether a non-qualified stock option or an incentive stock option) is exercisable, during the Participant’s lifetime, only by the Participant or the Participant’s personal representative.

(h)	No Rights as Stockholder. Except as provided herein, the Participant will have no rights as a stockholder with respect to any unvested Stock Units or Stock Options.

(i)
    Interpretation and Applicable Law. Any interpretation by the Committee of the terms and conditions of the Plan, the Award Agreement or any guidelines shall be final. All questions pertaining to the validity, construction and administration of the Plan, the Award Agreement, and all claims or causes of action arising under, relating to, or in connection with, the Plan or the Award Agreement shall be determined in conformity with the laws of the State of Delaware, without regard to the conflict of law provisions of any state.

(j)
    Sole Agreement. The Award Agreement, together with the Plan, is the entire agreement between the parties to the Award Agreement. No amendment or modification of the terms of the agreement shall be binding on either party unless reduced to writing and signed by the party to be bound. The agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors.

Exhibit 10.7(xiv)

(k)
Securities Trading Policy & Procedure. Notwithstanding anything to the contrary in the Award Agreement, all Awards are subject to the Corporation’s Securities Trading Policy and Procedure, including any black-out periods imposed thereunder.